Investor Presentation November 6, 2019

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects restatements of Convenience Channel data executed by Nielsen during the second quarter of 2019 and fourth quarter of 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Earnings per Share (“Adjusted EPS”), collectively referred to as “Non-GAAP Financial Measures”. These non-GAAP Financial Measures exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2

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Celebrating 100 Years of Delighting Consumers Iconic Brands #1 Market Share LTM Net Revenue in Subcategory $906 million 19.2% Market Share LTM Adjusted EBITDA Continuous Innovation $204 million to Drive Growth Efficient Manufacturing & Distribution Model LTM Operating Cash Flow $141 million Proven Scalable Platform Financial data are for the last twelve months (“LTM”) ended September 30, 2019 as reported. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 13 weeks ending September 28, 2019. 4

We delight consumers and build iconic brands supported by our core competencies Strong Continuous to drive profitable growth Brand Equity Innovation Strengthening our core Hostess brand and expanding Core into adjacent categories through innovation and Significant strong partnerships with our customers Cash Flow Competencies Low Cost Model Leveraging our highly efficient and profitable business model Collaborative Customer Partnerships Executing strategic acquisitions to accelerate growth while effectively managing our capital structure 5 increase in % of U.S. adults % snacking frequency 95 snack daily 21 in 2018 vs. 2017 Growth projected 1/3 of growing $ in snack market, snacking occasions 30B from 2018-2022 are in the morning ($150B-$180B) Source: Mintel Snacking Motivations and Attitudes, January 2019, Market sizing from NPD, Mintel, IRI, “The Keynote Report: Snacking March 2018, and Hostess snacking needstates, Oct. 2019 6

Consistent Point-of-Sale and Market Share Growth in the Sweet Baked Goods Category 18.5% $1,246 17.9% $1,185 16.8% $1,116 16.1% $1,069 2016 2017 2018 2019 2016 2017 2018 2019 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 10/1/16, 9/30/17, 9/29/2018 & 9/28/19. Current and prior period market data presented herein reflects the restatements of Convenience Channel data executed by Nielsen during the fourth quarter 2018 and the second quarter of 2019. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 7

Growth Across Multiple Channels POS Change 6.0% 3.5% 13.2% 19.5% 50.4% (2.5%) 8.8% $160 $140 $318 $120 $292 $100 $80 (In Millions) POS DollarsPOS $60 $40 $20 $0 Convenience Grocery Mass Dollar Club Drug Total Hostess 13 WE 9/29/2018 13 WE 9/28/2019 Market Share 24.7% 14.0% 15.8% 23.8% 23.5% 40.3% 19.2% Market Share Change (bps) 134 32 96 248 782 (303) 118 Point of sale and market share data for the 13 weeks ended 9/28/19 as compared to the comparable period in the prior year. Data reflects restatements of the Convenience Channel prior year data executed by Nielsen during the fourth quarter of 2018 and the second quarter of 2019. 8

Continued Industry-Leading Results Net Revenue growth of 9.2% excluding ISB (in millions) % 7.7% $227.2 19.0 Growth Growth $47.8 $211.0 $40.1 2018 2019 2018 2019 Quarter-to-Date results for three months ended September 30, 2019 and 2018. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 9

▪ Reinvest in business for future growth 4.5x 4.4x ▪ Strategic acquisitions 4.0x ▪ De-leverage 3.5x ▪ Return capital to shareholders Q4 Q1 Q2 Q3 2018 2019 2019 2019 1. Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period. 10

Meaningful Growth as Compared to Prior Year Quarter Ended Year-to-Date Change Change September 30, September 30, Net Revenue $227.2 $211.0 $16.2 7.7% $691.0 $635.6 $55.4 8.7% Adjusted Gross Profit $75.2 $64.1 $11.1 17.3% $235.5 $205.6 $29.9 14.5% Adjusted Gross Margin 33.1% 30.4% 270 bps 34.1% 32.4% 170 bps Adjusted EBITDA $47.8 $40.1 $7.7 19.2% $152.3 $134.8 $17.5 13.0% Adjusted EBITDA Margin 21.0% 19.0% 201 bps 22.0% 21.2% 84 bps Adjusted EPS $0.13 $0.10 $0.03 30.0% $0.44 $0.37 $0.07 18.9% Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 11

Improve through Cultivate Talent Leverage Strong Grow the Core Grow through Innovation Agility & Efficiency & Capabilities Cash Flow Profitably drive core Accelerate Operate at lowest Focused on Generated from growth by building growth through practical cost and investing in talent, high cash the consumer innovation based optimum value to insights and conversion rates brand and building on consumer consumers information to and efficient customer relationships insights and create industry- operating capital industry-leading leading capabilities needs capabilities to support the next phase of growth 12

Improve through Cultivate Talent Leverage Strong Grow the Core Grow through Innovation Agility & Efficiency & Capabilities Cash Flow ✓ Executed multi- ✓ Launch of ✓ Cloverhill ✓ Expanding new ✓ Generated faced price Birthday Business hub for operating cash increase across all Cupcakes, improved marketing, flow of $107.4M channels Totally Nutty profitability innovation and YTD category ✓ Developing new and Triple ✓ Developing in- ✓ Improved management in tools and Chocolate house leverage by 1x Chicago with capabilities to Brownies distribution and on pace to key new hires improve analytics ✓ Expansion of capabilities in achieve full including new Breakfast and Kansas on-track year target ✓ Expanding Hostess CMO Partner Program to Value Brands ✓ Achieved ✓ Sold In-Store Investing in Grocery channel ✓ Continued additional core ✓ Bakery business new R&D development of bakery savings for $65.0 Center innovation million pipeline ✓ Refinanced debt at favorable terms 13

Revenue Growth Well Above the SBG Category & Significant Adjusted EBITDA Growth Q4  Finish 2019 Strong Q3 with Significant Revenue & Strong Back-to-  EBITDA Growth Q2 School Programming Q1  Expand Distribution  Complete Sale of In-  Substantially of New Products Store Bakery Improve Net Execute Pricing &  Business Leverage Launch Breakfast  Accelerate Growth Behind Improved  Continue Distribution  HQ and DC (KS), Merchandising Build of Breakfast & Commercial Office Execution Other Innovation (Chicago) relocations 14

Narrowing Adjusted EBITDA and EPS Guidance Within Previously Disclosed Range 2019 Previous 2019 Updated ($ in millions, except ratio, per share data and tax rate) 2018 Actuals Guidance Guidance Growth well above Growth well above Net revenue $850.4 the SBG Category the SBG Category Adjusted EBITDA $186.2 $200 - $210 $202 - $208 Adjusted EPS $0.54 $0.57 - $0.62 $0.58 - $0.61 Leverage Ratio 4.5x 3.2x - 3.4x 3.2x – 3.4x Cash Flow from Operations $143.7 $145 - $155 $140 - $150 Capital Expenditures $48.4 $30 - $35 $30 - $35 Effective Tax Rate 18.2% 23% - 24% 22% - 23% Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, changes in allocation to the non-controlling interest, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in this press release for further information about the use of these measures. 15

Organic Revenue Adjusted EBITDA Free Cash Flow Growth Margin Conversion Top Quartile of Top Quartile of Top Quartile of 1 1 Peer Group1 Peer Group Peer Group (Well ahead of the SBG Category) Delivering Industry-Leading Total Shareholder Returns 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index 16

Appendix 17

Adjusted Gross Profit Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2019 ($ in millions, except percentages) Gross profit $70.4 $60.4 $229.1 $198.5 Non-GAAP adjustments: Acquisition and integration costs - 3.5 1.6 5.4 Facility transition costs 4.8 - 4.8 - Special employee incentive compensation - 0.2 - 1.8 Adjusted gross profit $75.2 $64.1 $235.5 $205.6 Adjusted gross margin 33.1% 30.4% 34.1% 32.4% 18

Adjusted EBITDA Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended ($ in millions, except percentages) September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2019 Net income $10.7 $11.2 $54.0 $65.1 Non-GAAP adjustments: Income tax provision 3.0 2.6 10.9 9.3 Interest expense, net 9.8 10.0 30.4 29.1 Depreciation and amortization 10.7 10.7 32.7 31.4 Share-based compensation 2.4 1.5 7.2 4.2 Tax Receivable Agreement remeasurement 1.8 - 1.3 (14.1) and gain on buyout Impairment of property and equipment, intangible 0.5 - 1.5 1.4 assets and goodwill and loss on sale Acquisition, disposition and integration costs 2.0 3.5 3.6 5.4 Facility transition costs 5.3 - 6.2 - Special employee incentive compensation - 0.7 1.9 2.3 Other 1.5 - 2.8 0.7 Adjusted EBITDA $47.8 $40.1 $152.3 $134.8 Adjusted EBITDA as a % of Net revenue 21.0% 19.0% 22.0% 21.2% 19

Adjusted Net Income and EPS Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended ($ in millions, except per shares and per share data) September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2019 Net income $10.7 $11.2 $54.0 $65.1 Non-GAAP adjustments: Tax receivable agreement remeasurement and gain on buyout 1.8 - 1.3 (14.1) Remeasurement of deferred taxes (0.4) - (3.7) (5.0) Impairment of property and equipment, intangible assets and goodwill 0.5 - 1.5 1.4 and loss on sale Acquisition, disposition and integration costs 2.0 3.5 3.6 5.4 Facility transition costs 5.3 - 6.2 - Special employee incentive compensation - 0.7 1.9 2.3 Other 1.5 - 2.3 - Tax impact of adjustments (2.2) (0.9) (3.5) 0.2 Adjusted net income 19.2 14.6 63.6 55.2 Non-controlling interest allocation of net income (1.9) (3.2) (12.6) (14.0) Non-controlling interest allocation of adjustments (1.1) (1.0) (2.2) (2.1) Adjusted net income attributed to Class A stockholders $16.2 $10.3 $48.8 $39.1 Weighted average Class A shares outstanding-diluted 121,122,895 102,963,080 110,804,367 104,299,251 Adjusted EPS $0.13 $0.10 $0.44 $0.37 20